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                          BAYSHORE CORPORATE CENTER LEASE

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                                        INDEX

1.   Leased Premises.....................................................1
2.   Term................................................................1
3.   Possession..........................................................1
4.   Lease Year..........................................................1
5.   Rent................................................................1
6.   Rent Adjustment.....................................................1
7.   Security Deposit....................................................2
8.   Taxes...............................................................2
9.   Lessor Services.....................................................3
10.  Quiet Enjoyment.....................................................3
11.  Repairs and Maintenance.............................................3
12.  Assignment or Sublease..............................................3
13.  Alterations and Improvements........................................3
14.  Use.................................................................3
15.  Compliance with Laws and Rules of the Building......................3
16.  Lessor's Right to Entry.............................................4
17.  Nuisance............................................................4
18.  Condemnation........................................................4
19.  Destruction.........................................................4
20.  Insurance...........................................................4
21.  Surrender of Leased Premises........................................4
22.  Holding Over........................................................4
23.  Default:  Lessor's Remedies.........................................5
24.  Waiver of Breach....................................................5
25.  Attorney's Fees.....................................................5
26.  Waiver of Subrogation...............................................5
27.  Signs...............................................................5
28.  Hold Harmless.......................................................5
29.  Liens...............................................................5
30.  Notices.............................................................5
31.  Subordination:  Attornment..........................................5
32.  Estoppel Certificate................................................6
33.  Transfer of Lessor's Interest.......................................6
34.  Insolvency or Bankruptcy of Lessee..................................6
35.  General.............................................................6
36.  Rights Reserved to Lessor...........................................6
37.  No Option...........................................................8
38.  Rules and Regulations...............................................9

                                  LEASE AGREEMENT

     THIS Lease is made and entered into at San Mateo, California this 29th day of September, 1995, by and between BAYSHORE CORPORATE CENTER, LLC, hereinafter referred to as "Lessor" and NETVERTISER, hereinafter referred to as "Lessee," without regard to number or gender.

  1.   Leased Premises:

     A. Premises: In consideration of the rents herein provided, and on the terms, provisions and covenants hereof, Lessor hereby leases, lets and demises to Lessee the following described premises (referred to in this lease as the "leased premises") more particularly described in Exhibit "A," attached hereto, located at 1670 So. Amphlett Blvd., Suite 314 in the City of San Mateo, County of San Mateo, California (referred to in this lease as "the Building."

     B.   Parking:  Throughout the term hereof, Lessee shall have the right
to use for its employees As Available (   ) parking spaces in the parking
areas in and about the Building, or in the event the Building is located in a larger Office Complex (the land, buildings, common areas and parking areas of which shall be referred to collectively in this lease as the "Office Complex"), then in and about such Office Complex on the terms and conditions as may be established by Lessor from time to time during the term of this lease. Lessor shall have the right, but shall not be under any obligation, to designate where such parking spaces shall be located. The parking area(s) referred to herein shall be used on a non-exclusive basis with other tenants of the Building, or where applicable, other tenants of the Office Complex. Parking for Lessee's invitees shall be available in said parking area(s) on a non-exclusive, first-come, first-serve basis with invitees of other tenants of the Building, or where applicable, other tenants of the Office Complex upon such conditions as Lessor may from time to time establish during the term hereof.

  2. Term: Subject to and upon the conditions set forth herein, the term of this lease shall commence on the mo-to-mo, and shall end on the ____ day of ______, 19__, unless sooner terminated as hereinafter provided. Taking of possession by Lessee shall be conclusively deemed to establish that the leased premises have been accepted and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Lessee.

  3. Possession: If Lessor, for any reason whatsoever, cannot deliver possession of the leased premises to Lessee at the commencement of the term hereof, this lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of the term as provided for in Paragraph 2 hereinabove and the time when Lessor delivers possession. In the event that Lessor shall permit Lessee to occupy the leased premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this lease. Such early possession shall not advance the termination date hereinabove provided.

  4. Lease Year: A lease year shall be considered to begin on the first day of the first full calendar month following commencement of the term hereof, or if the term shall commence on the first day of the month, on such date and on each subsequent anniversary date of the beginning of the first lease year.

  5.  Rent:

     A. Base Rent: Lessee agrees to pay a base rental for the leased premises during the lease term in the amount of Three thousand eight hundred and 45/100 ($3,800.45), payable in monthly installments of $3,800.45, without deduction, offset, prior notice or demand, in advance on the first day of the month to Lessor at the address shown in Paragraph 30 below. Such base rental shall be subject to annual adjustment as hereinafter provided in Paragraph 6 below. The first monthly installment shall be due and payable on or before the first day of each calendar month during the term hereof. If the commencement date of the term hereof is not the first day of a month, a prorated monthly installment shall be paid for the fractional month during which the lease commences and/or terminates. In addition to any rental payable hereunder, Lessee shall pay to Lessor his prorated share of real property taxes as set forth in Paragraph 6 below, and any adjustments to the base rental as set forth in Paragraph 6 below.

     B. Prepaid Rent: Concurrently with Lessee's execution of this lease, Lessee shall pay to Lessor the sum of $3,800.45 to be applied against rent for the first month of the lease term.

     C. Late Charges: Lessee hereby acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, loss of discounts offered by vendors for prompt payment of bills, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any ground lease (wherein the Lessor has leased the land on which the Building is situated) or mortgage or trust deed covering the leased premises and the Building. Accordingly, if any installment of rent or any sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after said amount is due, then Lessee shall pay to Lessor a late charge equal to the maximum amount permitted by law (or in the absence of any governing law, ten percent (10%) of such overdue amount), plus any attorneys' fees incurred by Lessor by reason of Lessee's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

  6. Rent Adjustment: Consumer Price Index: The minimum monthly rent and any other fixed charges shall be adjusted during the term of this lease effective with the first day of the second (2nd) lease year and on the first day of each lease year thereafter throughout the lease term (any lease year other than the first lease year being referred to herein as a "succeeding lease year" being defined as hereinafter provided). Any adjustment shall reflect the percentage increase, if any, in the cost of living as shown in the Consumer Price Index For Urban Wage Earners and Clerical Workers, San Francisco-Oakland, California, all items (1967-100), as published by the U.S. Department of Labor, Bureau of Labor Statistics, on a bi-monthly basis, from the month closest to the month preceding the commencement of the first lease year ("the base index month") to the month closest to the month immediately preceding commencement of a succeeding lease year. By way of example only, if the Consumer Price Index for a given month is 110 and the Consumer Price Index for such month in the succeeding lease year is 132, then there would be a 20% increase in the cost of living and the rental would be adjusted to reflect such increase in calculating the rental commencing on the first day of such succeeding lease year. If the index referred to above is changed such that the base year (e.g. 1967-100) differs from that used as of the month closest to the base index month, the index shall be converted in accordance with the conversion factor published by the U.S. Department of Labor, Bureau of Labor Statistics. If the described index shall no longer be published, another index generally recognized as authoritative shall be substituted by agreement of the parties. If the parties are unable to agree with ten (10) days after demand by either party, the substitute index shall, in application of either party, be selected by the Chief Officer of the San Francisco regional office of the Bureau of Labor Statistics or its successor.

     A.   Operating Costs:    Lessor and Lessee recognize that during the term
of this lease the operating costs incurred in the management, operation and maintenance of the Building may increase in the years following the base period hereinafter specified. Accordingly, Lessor and Lessee agree as hereinbelow set forth to rent adjustment to accommodate the increases in operating costs so that any such increases will be borne by lessees of the Building. The above statement of principle is set forth as a general guide for the future and particularly as a general guide to the accountants who may annually audit the increases in operating costs.

     Lessee shall pay to Lessor at the times set forth in this paragraph Lessee's share of the increases in Lessor's operating costs for the Building in which the leased premises are located over the operating costs for the calendar year 1995 ("base cost year"). Lessee's proportionate share of the increase in operating costs shall be .79 percent of the total increase in Lessor's operating costs. The operating costs for both the base cost year and succeeding years shall be adjusted to equal Lessor's reasonable estimate of operating costs had the rentable area of the Building been occupied.

*Based upon 332,000 square feet.

     Lessor's operating costs include, without limitation, all costs of any kind paid or incurred by Lessor in operating, cleaning, equipping, protecting, lighting, repairing, replacing, heating, air conditioning and maintaining the areas of the Building not leased or available for lease to lessees. The costs shall include without limitation: (a) utilities, supplies and janitorial services; (b) maintenance, repair and service contracts; (c) watchmen, guards and personnel engaged in the management, operation, maintenance, repair and protection of the Building together with wages, salaries, payroll burden, taxes, unemployment and workmens' compensation insurance contributions, social security contributions and employee and union benefits applicable thereto; (d) rubbish removal; (e) maintenance and replacement of landscaping; (f) premiums for public liability and property damage and fire and extended coverage insurance; (g) all costs and expenses of contesting by appropriate legal proceedings any matter concerning operating or managing the Building or the amount or validity of any property taxes levied against the Building (except that such costs and expenses shall in no event be included in the base cost year); (h) depreciation on all personal property, fixtures and equipment used in the management, operation, maintenance and repair of the Building; (i) the costs and expenses (amortized over such reasonable period as Lessor shall determine together with interest at the rate of 12% per annum on the unamortized balance) of acquisition and installation by Lessor of any capital improvements after the base cost year that reduce other operating costs; provided however that operating costs shall not include taxes covered under Paragraph 8 hereinbelow, depreciation on the Building (except as specified above), costs of Lessee's improvements, real brokers' commissions, interest and capital items (except as specified above). The determination of operating costs and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis.

     Within ninety (90) days after the close of each calendar year, or as soon after such ninety (90) day period as practical, Lessor shall deliver to Lessee a statement of additional rent (the "Statement") payable under this section for such calendar year, showing the total operating costs for the calendar year just ended, and Lessee's share of any increase. The failure of Lessor to deliver the Statement to Lessee during the time period hereinabove set forth shall not constitute a waiver by Lessor of its right to require an increase in rent. Lessee shall pay to Lessor the amount of Lessee's share of the increases within thirty (30) days after receipt of the Statement. Even though the term has expired and Lessee has vacated the leased premises, when the final determination is made of Lessee's share of such increases for the calendar year in which this lease terminates, Lessee shall immediately pay its share of such increases upon demand by Lessor. Alternatively, in such event, Lessor shall have the right, in its sole option, to estimate Lessee's share of any increases in operating costs for the calendar year in which this lease terminates and to deduct said amount from Lessee's security deposit at the expiration of the lease term, Lessee hereby waiving any contrary statutory provisions. Should Lessor's estimate of such increase in operating costs be greater than Lessee's actual share as later determined by Lessor, Lessor shall refund to Lessee such excess, without interest, within sixty (60) days of the final determination of Lessee's actual share of such increase in operating costs; however, should Lessee's actual share of such increase in operating costs be in excess of the amount estimated by Lessor and deducted from Lessee's security deposit, Lessee shall pay such excess upon receipt of the Statement in accordance with the provisions of this paragraph.

     Lessor shall keep at the Building where the leased premises are located full, accurate and separate books of account covering Lessor's operating costs and the Statement to Lessee shall accurately reflect the total of operating costs and Lessee's share thereof. The books of account shall be retained by Lessor at the Building in which the leased premises are located for a period of at least twelve (12) months after the expiration of each calendar year. Lessee shall be entitled once during each calendar year to an independent audit of Lessor's books of account to determine Lessor's operating costs by a certified public accountant to be designated by Lessee, such audit to take place within sixty (60) days of Lessee's receipt of the Statement. The audit shall be limited to the determination of operating costs and shall be conducted during usual business hours at the Building. The costs of the audit shall be paid by Lessee unless the audit shows that Lessor overstated operating costs by more than five percent 5% in which case Lessor shall pay all Lessee's costs of the audit. In no event shall Lessee have the right to withhold payment of such additional rent as set forth in the Statement pending the results of such audit or the right to interest on such amounts should such audit indicate that Lessor overstated operating costs in any amount.

 7. Security Deposit: Concurrently with Lessee's execution of this lease, Lessee shall deposit with Lessor $3,800.45 to be held by Lessor as a security deposit for the faithful performance of all the terms, covenants, and conditions of this lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provisions of this lease, including but not limited to provisions relating to the payment of rent, operating cost increases, and other monetary sums due herewith, Lessor may use, apply or retain all or any part of the security deposit for the payment of rent or any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said security deposit is so used or applied, Lessee shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount. Lessee's failure to do so shall be a material breach of this lease. Lessor shall not be required to keep this security deposit separate from its general funds and Lessee shall not be entitled to interest thereon. Lessor's obligations with respect to the security deposit are those of a debtor and not a trustee. If Lessee shall fully and faithfully perform every provision of this lease to be kept by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's demand, to the last assignee of Lessee's interest hereunder) within the following time periods after expiration or earlier termination of the lease term: (a) when Lessor has no claims against the security deposit or where the claim is only for defaults by Lessee in the payment of rent, then the security deposit or the balance thereof, if any, shall be returned no later than two (2) weeks after the date Lessor receives possession of the leased premises, or (b) where Lessor's claim against the security deposit includes amounts reasonably necessary to repair or clean the leased premises, then the remaining balance thereof, if any, shall be returned on or before thirty (30) days from the date Lessor receives possession of the leased premises. In the event of a termination of Lessor's interest in this lease, Lessor shall transfer said deposit to Lessor's successor in interest, whereupon Lessee agrees to release Lessor from all liability for the return of such deposit or the accounting thereof. In no event shall said security deposit be applied to the rent due for the last month of the lease term except as required by law.

8.  Taxes:

     A. Personal Property Taxes: Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the leased premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real or personal property of Lessor.

     B. (i) Real Estate Tax Defined: As used herein, the term "real estate taxes" shall include any form of assessment, levy, penalty or tax (other than estate, inheritance, net income, or franchise taxes) imposed on the land and improvements on which the leased premises are situated by any authority having the direct or indirect power to tax, including without limitation, the Environmental Protection Agency, any city, county, state or federal government, or any improvement or other district or division thereof, whether or not such tax is (a) determined by the not rentable area or the rent or other sums payable hereunder, or (b) upon or with respect to any legal or equitable interest of Lessor in the leased premises, the Building, or any part thereof, or (c) now customary or within the contemplation of the parties.

          (ii) Real Estate Tax: Lessor shall pay, as they become due, all real estate taxes which accrue against the Building during the term of this lease.
If the real property taxes levied against the Building increase at any time for any reason over the taxes payable for 1995/96 ("base year"), Lessee shall pay his proportionate share of any such increase. In computing Lessee's share of any increase in property taxes, Lessee's share thereof is fixed at .79%. It is understood and agreed that Lessor will not know in advance the amount of additional property taxes to be paid and that on determination of such amount a lump sum will be paid by Lessee to Lessor and a pro rata share thereof shall be added to the rental due each month for the succeeding years as hereinbelow provided. The calculation of the additional rental due from Lessee under the terms of this paragraph shall be made by Lessor as soon as possible after Lessor is informed of said increase. Lessor shall then give notice to Lessee of (a) the additional rent due each month and (b) the lump sum amount due from Lessee for any prior months as to which Lessor has an obligation for increased real property taxes. Lessee shall, within (10) days of the date of said notice, pay to Lessor the full amount of additional rental due for prior months (including the pro rata share of any increased real property taxes which would be payable in addition to the rental payments made in the calendar year prior to the date of receipt of the notice referred to hereinabove by Lessee from Lessor) and shall pay on the first day of each following month in addition to the rent described in Paragraph 5 above, the additional monthly amount due under this paragraph.

 *Based upon 332,000 square feet.

 9. Lessor Services: Lessor will pay for the electricity, gas and water utilized in operating any and all facilities serving the leased premises, and, in addition, Lessor will furnish Lessee, while occupying the leased premises:

     A. Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heating and air conditioning, during normal business hours on business days, and at such temperatures and in such amounts as are considered by Lessor to be standard, janitor service on a five
(5) day week basis, electric current, routine maintenance and electric lighting service for all public areas and special service areas, including elevators, of the Building in the manner and to the extent deemed by the Lessor to be standard. Failure by Lessor to any extent to furnish those defined services, or any cessation thereof, resulting from causes beyond the control of Lessor, shall not render Lessor liable in any respect for damages to either person or property, nor shall such event be construed as an eviction of Lessee, nor work an abatement of rent, or relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruption in service occasioned thereby or resulting therefrom so long as Lessee shall have reasonable access to and use of the leased premises.

     B. Adequate electrical facilities to furnish power for typewriters, voice writers, calculating machines and other machines of similar low electrical consumption; provided, however, that Lessee shall bear any utility costs occasioned by electro-data processing machines, including air conditioning costs therefor and similar machines of high electrical consumption.

 10. Quiet Enjoyment: Lessor warrants that it has full right to execute and to perform this lease and to grant the estate demised herein and that Lessee, upon payment of the rents herein required, and performing the terms, conditions, covenants and agreements herein contained, shall peaceably and quietly have, hold and enjoy the leased premises during the full term of this lease and any extension or renewal thereof.

 11. Repairs and Maintenance: Except as provided in paragraph 9 above, Lessee shall, at all times during the term hereof at its sole cost and expense, keep the premises and every part thereof in good condition and repair, except damage thereto by fire, earthquake, act of God or the elements, Lessee hereby waiving the right to make repairs at Lessor's expense under any law, statute or ordinance with respect thereto now or hereafter in effect. Unless otherwise expressly provided herein, Lessor shall not be required to make any improvements or repairs of any kind or character on the leased premises during the term of this lease. Lessee shall, at its own cost and expense, repair or replace any damage or injury to the leased premises, or any part thereof, caused by Lessee or Lessee's agents, employees, invitees, licensees or visitors; provided, however, if Lessee fails to make such repairs or replacements promptly, Lessor may, at its option, make such repairs or replacements, and lessee shall reimburse the cost thereof to Lessor on demand, together with interest at the maximum annual rate permitted by law from the date of such work.

     Lessee shall not commit or allow any waste or damage to be committed on any portion of the leased premises.

 12. Assignment, Sublease, Mortgage, Change in Corporate Ownership, Right of First Refusal: Lessee shall not, and shall not have the power to, transfer, assign, sublet, enter into license or concession agreements, change ownership, mortgage or hypothecate this lease or the Lessee's interest in and to the leased premises without first procuring the written consent of the Lessor. Any attempted or purported transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation without the Lessor's written consent shall be void and confer no rights upon any third person. Without in any way limiting Lessor's right to refuse to give such consent for any other reason or reasons, Lessor reserves the right to refuse to give such consent if, in Lessor's reasonable business judgment, the quality of the Building's operation or tenant mix is or may be in any way adversely affected during the term of the lease and/or the financial worth of the proposed new tenant is loss that on the Lessee executing this lease or of Lessee and Lessee's guarantor as the case may be. As a condition for granting its consent to any subletting, Lessor may require that Lessee pay to Lessor, as additional rent, all rents or other economic consideration received by Lessee from its Sublessees in excess of the rents payable by Lessee to Lessor hereunder. Nothing herein contained shall relieve Lessee or any guarantor from its covenants and obligations for the term of this lease. Lessee agrees to reimburse Lessor for Lessor's reasonable attorney's fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation of this lease or Lessee's interest in and to the leased premises.

     Each transfer, assignment, subletting, license, concession agreement, mortgage or hypothecation to which there has been consent shall be by an instrument in writing in form satisfactory to Lessor, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire or mortgagee in each instance, as the case may be; and each transferee, assignee, sublessee, licensee, concessionaire or mortgagee shall agree in writing for the benefit of the Lessor herein to assume, to be bound by, and to perform the terms, covenants and conditions of this Lessee to be done, kept and performed by the Lessee, including payment of all amounts due or to become due under this lease directly to the Lessor. One executed copy of such written instrument shall be delivered to the Lessor. Failure to first obtain in writing Lessor's consent or failure to comply with the provisions of this Paragraph shall operate to prevent any such transfer, assignment, subletting, license, concession, agreement or hypothecation from becoming effective. No Assignee or Sublessee shall have a right further to assign or sublet or a right to exercise any option hereunder to extend the term of this lease.

     If the Lessee hereunder is a corporation which is not deemed a public corporation, or as an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning of provisions of this Paragraph 12.

     Notwithstanding anything to the contrary contained herein, if at any time during the term of this lease Lessee shall receive a bona fide offer from any third party seeking an assignment, sublet or other transfer of Lessee's interest in this lease, Lessee shall serve on Lessor a written notice of the terms of such offer from such third party and of Lessee's intention to accept the same. Lessor shall have the right for a period of thirty (30) days from the date of delivery of such notice to assume said assignment, sublease or other such transfer of Lessee's interest in this lease on the same terms and conditions specified in the notice. In the event that Lessor shall not within said thirty
(30) day period elect to assume said assignment, sublease or other such transfer of Lessee's interest in this lease, the Lessee may, subject to obtaining Lessor's prior written approval in accordance with this Paragraph 12, assign, sublet or transfer Lessee's interest in this lease on the same terms and conditions and to the third party specified in the notice; provided that if Lessee does not assign, sublet, or otherwise transfer Lessee's interest in this lease to said third party within sixty (60) days of the date of the delivery of Lessee's notice to Lessor, any further transaction shall be deemed to be a new determination by Lessee to assign, sublet or otherwise transfer Lessee's interest in this lease and the provisions of this paragraph shall apply.

 13. Alterations and Improvements: Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor. Any and all such alterations, physical additions or improvements to the leased premises shall be surrendered to Lessor upon the termination of this lease, by lapse of time or otherwise and shall become Lessor's property without compensation, allowance or credit to Lessee; provided, however, this clause shall not apply to moveable equipment, trade fixtures or furniture of Lessee, which may be removed by Lessee at the end of the term of the lease if Lessee is not then in default. If prior to such termination or within ten (10) days thereafter, Lessor so directs by notice, Lessee shall promptly remove the installations, additions, hardware, non-trade fixtures and improvements placed in the leased premises by Lessee and designed in the notice, failing which Lessor may store or remove the same for Lessee's account and Lessee shall pay the costs of such removal and storage and of any necessary restoration of the leased premises.

 14. Use: Lessee shall use and occupy the leased premises for business offices and for no other purpose. Lessee shall not occupy or use, or permit any portion of the leased premises to be occupied or used for any business or purpose which is unlawful, or extra-hazardous, or permit anything to be done which would in any way increase the rate of fire insurance coverage in said leased premises and/or the contents of the Building, and in the event that, by reason of such acts of Lessee, there shall be any increase in the insurance rates of the building or contents above normal rates, or cancellation of the insurance. Lessee agrees to pay to Lessor, as additional rental, an amount equal to all such increases.

 15. Compliance with Laws and Rules of Building: Lessee shall comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the leased premises. Lessee will comply with the rules of the Building adopted by Lessor which are set forth on a schedule attached hereto and made a part hereof as fully as though set forth herein. Lessor shall have the right if necessary to change such rules and regulations or to amend them in any reasonable manner for reasons including, without limitation, maintaining the safety, care and cleanliness of the leased premises, energy conservation, compliance with any and all regulatory orders, and the preservation of good order therein, all of which changes and amendments will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee.

at all reasonable hours upon reasonable prior notice (except in the case of emergencies), to inspect same, clean or make repairs, alterations or additions thereto, as Lessor may deem necessary or desirable, or for the purpose of determining Lessee's use thereof or whether an act of default under this lease has occurred. Lessee shall not be entitled to any abatement or reduction of rent or to any damages for any injury or inconvenience to or interference with Lessee's business, any loss or occupancy or quiet enjoyment of the leased premises by reason of any such repairs, alterations or additions reasonably required to be made by Lessor hereunder.

 17. Nuisance: Lessee shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or Lessor in its management of the Building.

 18. Condemnation: Should the whole or any part of the leased premises be condemned and taken by any competent authority for any public or quasi-public use or purpose, all awards payable on account of such condemnation and taking shall be payable to Lessor, and Lessee hereby waives all interest in or claim to said awards, or any part thereof. If the whole of the leased premises shall be so condemned and taken, then this lease shall terminate. If a part only of the leased premises is condemned and taken and the remaining portion thereof is not suitable for the purposes for which Lessee had leased said premises, Lessee shall have the right to terminate this lease. If by such condemnation and taking part only of the leased premises is taken, and the remaining part thereof is suitable for the purposes for which Lessee has leased said premises, this lease shall continue, but the rental shall be reduced in an amount proportionate to the value of the portion taken as it related to the total value of the leased premises.

 19. Destruction: If, during the term, the leased premises or the Building and other improvements in which the leased premises are located are totally or partially destroyed from any cause, rendering the leased premises totally or partially inaccessible or unusable, Lessor shall restore the leased premises or the Building and other improvements in which the leased premises are located to substantially the same condition as they were in immediately before destruction, if the restoration can be made under the existing laws and can be completed within 90 working days after the date of the destruction. Such destruction shall not terminate this lease. The provisions of Section 1933, subparagraph 4, of the Civil Code of California are hereby waived by Lessee.

     If the restoration cannot be made in the time stated in this paragraph, then within 21 working days after the parties determine that the restoration cannot be made in the time stated in this paragraph, Lessee can terminate this lease immediately by giving notice to Lessor. If Lessee fails to terminate this lease and if restoration is permitted under the existing laws, Lessor, at its election, can either terminate this lease or restore the leased premises or the Building and other improvements in which the leased premises are located within a reasonable time and this lease shall continue in full force and effect. If the existing laws do not permit the restoration, either party can terminate this lease immediately by giving notice to the other party.

     In the event of restoration as herein provided, Lessee shall be entitled to proportionate reduction of the rent while such restoration is being made, such proportionate reduction to be based upon the extent to which the making of such restoration shall materially interfere with the business carried on by the Lessee in the leased premises. If the damage is due to the fault or neglect of Lessee or its employees, there shall be no abatement of rent.

     Notwithstanding anything to the contrary contained in this paragraph, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the leased premises when the damage resulting from any casualty covered under this paragraph occurs during the last twelve (12) months of the term of this lease or any extension thereof.

     Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the leased premises by Lessee.

 20. Insurance: From and after the date that Lessee enters into possession of the leased premises as permitted by the terms hereof and throughout the term of this lease, Lessee shall at its sole cost and expense provide and keep in full force and effect the following insurance:

     A. General liability insurance in standard form insuring Lessee and Lessor as insureds against any liability whatsoever occasioned by accident or disaster on, in or about the leased premises with limits of not less than $500,000 for one person in one accident and $1,000,000 with respect to one occurrence.

     B.   Property damage insurance in an amount not less than $100,000.

     C. Fire and extended coverage insurance in all risk form insuring the interest of the Lessee in the Lessee's improvements in the leased premises and its interest in its office furniture, equipment and supplies. Lessee hereby waives any rights of action against Lessor, including rights of subrogation, for loss or damage covered by such insurance.

     Insurance required hereunder shall be in companies rated A+, AAA or better in "Best's Insurance Guide." In addition, the insurance required hereunder shall be primary insurance and shall provide that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth above without the right of contribution from any other insurance coverage of Lessor.

     All premiums on all policies referred to in this section shall be paid by Lessee. Duplicate originals or certificates of such policies shall be delivered to Lessor and any others named pursuant to this section, immediately upon receipt thereof from the insurance company or companies, but in no event later than the commencement date of this lease. Duplicate originals or certificates of renewal policies or new policies replacing any policies expiring during the term hereof shall be delivered to Lessor at least twenty (20) days before the date of expiration of the old or replaced policies, together with proof satisfactory to Lessor that the full premiums have been paid by Lessee on the new policies. Premiums on policies shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or cancelling the policies. Each insurance policy required hereunder shall by its terms provide that it shall not be modified without the prior consent of Lessor and shall not be cancelled unless ten (10) days notice thereof is given by the Insuror or Lessor.

     On default by Lessee in obtaining any insurance required hereunder or delivering any policies or paying the premiums or other charges thereon as aforesaid, it shall be the privilege, though not the obligation, of Lessor to effect fully such insurance and likewise to pay any premiums or charges thereon. All sums so paid by Lessor and all costs and expenses incurred by Lessor in connection therewith, together with interest thereon at the maximum annual rate permitted under Section 1(2) of Article XV of the California Constitution, from the respective dates of Lessor's making of each such payment, shall constitute additional rent payable by Lessee under this lease and shall be paid by Lessee to Lessor on demand, and Lessor shall not be limited to the proof of any damages which Lessor may claim against Lessee arising out of or by reason of Lessee's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Lessee and which would have been payable.

 21. Surrender of Leased Premises: Lessee shall, at least ninety (90) days before the last day of the term hereof, give to Lessor a written notice of intention to surrender the leased premises on that date, but nothing contained herein shall be construed as an extension of the term hereof or as consent of Lessor to any holding over by Lessee.

     At the end of the term or any renewal thereof or other sooner termination of this lease, Lessee will peaceably deliver up to the Lessor possession of the leased premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted. Lessee may, upon the termination of this lease, remove, at Lessee's sole cost, all trade fixtures installed by Lessee, title to which shall be in Lessee until such termination, repairing any damage to the leased premises caused by such removal. Any of Lessee's personal property and trade fixtures not removed by Lessee at the end of the term or other sooner termination of this lease shall be deemed abandoned by the Lessee if Lessor so elects, and Lessor shall remove, store and dispose of such personal property and trade fixtures in accordance with law. Lessee shall be liable to Lessor for Lessor's costs incurred in removing, storing and disposing of Lessee's abandoned personal property and trade fixtures. Lessee shall indemnify Lessor against any loss of liability resulting from delay by Lessee in so surrendering the leased premises, including without limitation, any claims made by any succeeding lessee founded on such delay.

     The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

 22. Holding Over: Lessee hereby acknowledges that any holding over after the expiration of the lease term by Lessee will cause Lessor to incur damages not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such damages include, but are not limited to, loss of rental income and claims for damages from a future tenant to whom the Lessor is obligated to deliver possession during the holdover period, and costs incurred in locating prospective new tenants. Accordingly, in the event of holding over by Lessee, Lessee shall pay Lessor as rental for the period of such holdover an amount equal to three hundred percent (300%) of the rent which would have been payable by Lessee had such holdover period been a part of the original term of this lease.

 23. Default Lessor's Remedies:

     A. Default: The occurrence of any of the following shall constitute a material breach of this lease by Lessee:

          (i) Any failure by Lessee to pay rent or any other monetary sum required to be paid hereunder (where such failure continues for three (3) days after written notice thereof from Lessor to Lessee).

          (ii)  The abandonment or vacation of the leased premises by Lessee.

          (iii) The failure by Lessee to observe the perform any other provision of this lease to be observed or performed by Lessee, where such failure continues for twenty (20) days after written notice thereof by Lessor to Lessee. Provided, however, that if the nature of such default is such that it cannot reasonably be cured within such twenty (20) day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion.

     B. Remedies: In the event of any such material default or breach by Lessee, Lessor may at any time thereafter without limiting Lessor in the exercise of any right or remedy at law or in equity which lessor may have by reason of such default or breach:

          (i) Maintain this lease in full force and effect and recovery the rent and other monetary charges as they become due without terminating Lessee's right to possession, irrespective of whether Lessee shall have abandoned the leased premises. In the event Lessor elects not to terminate the lease, Lessor shall have the right to attempt to relet the leased premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the leased premises as Lessor deems reasonable and necessary without being deemed to have elected to terminate this lease, including removal of all persons and property in the leased premises, such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. In the event any such reletting occurs, this lease shall terminate automatically upon the new Lessee taking possession of the leased premises. Notwithstanding that Lessor fails to elect to terminate this lease initially, Lessor at any time during the term of this lease may elect to terminate this lease by virtue of such previous default by Lessee.

          (ii) Terminate Lessee's right to possession by any lawful means, in which case this lease shall terminate and Lessee shall immediately surrender possession of the leased premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including without limitation thereto, the following: (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceed the amount of such rental loss that is proved could be reasonably avoided; plus (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this lease or which in the ordinary course of events would be likely to result therefrom; plus (e) at Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon such re-entry, Lessor shall have the right to make any reasonable repairs, alterations, or modifications to the leased premises, which Lessor, in its sole discretion, deems reasonable and necessary. As used in subparagraph (a) above, the "worth at the time of award" is computed by allowing interest at the maximum annual rate permitted by law from the date of default. As used in subparagraphs (b) and (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent," as used in this Paragraph 23, shall be deemed to be and to mean the rent to be paid pursuant to Paragraphs 5, 6, and 8 and all other monetary sums required to be paid by Lessee pursuant to the terms of this lease.

 24. Waiver of Breach: Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

 25. Attorney's Fees:    In the event of any action or proceeding brought by
either party against the other under this lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

 26. Waiver of Subrogation: Anything in this lease to the contrary notwithstanding each party hereby waives any and all rights of recovery, claim, action or cause of action against the other, its agents, officers and employees, for any loss or damages that may occur to the leased premises or any improvements thereto or the Building of which the leased premises are a part, or any improvements thereto, by reason of fire, the elements or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers and employees.

 27. Signs: Lessor has not conveyed to the Lessee any rights in or to the outer side of the outside walls of the Building of which the leased premises forms a part. The Lessee shall not display or erect any lettering, sign, advertisement, awning, or other projection in or on the leased premises or in or on the Building, or make any alteration, decoration, addition, or improvements in or to the leased premises, or in or to the Building, without the prior written consent of the Lessor. If such consent is granted, the Lessee, at its sole expense, shall carry such workman's compensation and general liability insurance as the Lessor may require.

 28. Hold Harmless: Lessee shall hold Lessor harmless from all damages arising out of any damage to any person or property occurring in, on, or about the leased premises and the Building in which the leased premises are located, except that Lessor shall be liable to Lessee for damage resulting from the acts or omissions of Lessor or its authorized representatives. Lessor shall hold Lessee harmless from all damages arising out of any such damage. A party's obligation under this paragraph to indemnify and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.

 29. Liens: Lessee shall keep the leased premises and the Building of which the leased premises are a part free from any liens arising out of work performed, materials furnished, or obligations incurred by Lessee and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee. In the event that Lessee shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Lessor and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Lessor by Lessee on demand with interest at the maximum annual rate permitted by law. Lessor shall have the right at all times to post and keep posted on the leased premises any notices permitted or required by law, or which Lessor shall deem proper, for the protection of Lessor and the leased premises, and any other party having an interest therein, for mechanics' and materialmen's liens, and Lessee shall give to Lessor at least ten (10) business days' prior written notice of the expected date of commencement of any work relating to alterations or additions to the leased premises.

 30. Notices: In every instance where it shall be necessary or desirable for the Lessee to serve any notice or demand upon the Lessor, such notice or demand shall be sent by United States Registered or Certified Mail, postage prepaid, addressed to the Lessor at 1720 S. Amphlett, 110, San Mateo, Ca or at such other address of Lessor as may appear on the records of Lessee. Any notice or demand to be given by the Lessor to the Lessee shall be effective if mailed or delivered to the office of the Lessee in the leased premises or at such other address as may appear on the records of the Lessor. Notice mailed as aforesaid shall be deemed to have been served at the time the same is posted. Rent shall be mailed to 1720 South Amphlett Blvd., Suite 110, San Mateo, CA 94402.

 31. Subordination Attornment: At Lessor's option, this lease shall be subject and subordinate to all ground and underlying leases which now exist or may hereinafter be executed affecting the Building or the land upon which the Building is situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements of which the leased premises are a part, on or against Lessor's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. If any mortgages, trustee or ground lessor shall elect to have this lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, his lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of the recording thereof. Lessee covenants and agrees to execute and deliver upon demand without charge therefor, such further instruments evidencing such subordination of this lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact, irrevocably, to execute and delivery any such agreements, instruments, releases or other documents.

     In the event any proceedings are brought for default under any ground or any underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Lessor covering the Building of which the leased premises are a part, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Lessor under this lease, provided such purchaser expressly agrees in writing to be bound by the terms of the lease.

 32. Estoppel Certificate: Lessee shall within ten (10) days after receipt of a request therefor from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (a) certifying that this lease is unmodified and in full force and effect (or, if modified, is in full force and effect) and the date to which rent and other charges are paid in advance, if any and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Building of which the leased premises are a part. Lessee's failure to execute such statement within such time shall be conclusive upon Lessee (i) that this lease is in full force and effect without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance. If Lessor desires to finance or refinance said Building in which the leased premises are a part, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. All such statements shall be received by Lessor in confidence and shall be used only for the purpose herein set forth.

 33. Transfer of Lessor's Interest: In the event of a sale or conveyance by Lessor of Lessor's interest in the building of which the leased premises form a part other than a transfer for security purposes only, Lessor shall be relieved, from and after the date specified in such notice of transfer, of all obligations and liabilities accruing thereafter on the part of Lessor, provided that any funds in the hands of Lessor at the time of transfer in which Lessee has an interest, shall be delivered to the successor of Lessor. This lease shall not be affected by any such sale and Lessee agrees to attorn to the purchaser or assignee provided all Lessor's obligations hereunder are assumed in writing by the transferee.

 34. Insolvency or Bankruptcy of Lessee: The insolvency of Lessee pursuant to California law with respect to the appointment of a receiver to take possession of all or substantially all of the property of Lessee, or the making of a general assignment for the benefit of creditors by Lessee shall terminate this lease and entitle Lessor to re-enter and regain possession of the leased premises. In the event that there shall be filed by or against Lessee a petition in bankruptcy or for reorganization pursuant to any statute of the United States, the rights of Lessor and Lessee shall be determined, if applicable, by the provisions of the Bankruptcy Reform Act of 1978 or any successor statute hereafter in effect.

 35. General:

     A. This lease shall be binding and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     B. This agreement may not be altered, changed or amended, except by an instrument in writing, signed by both parties.

     C. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Lessor and Lessee relative to the leased premises. Lessor and Lessee agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the leased premises are merged in or revoked by this agreement.

     D. If any term or provision of this lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this lease shall not be affected thereby, and each term and provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

     E. The captions of the paragraphs of this lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraphs of this lease. Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this lease and are incorporated herein.

     F. The words "Lessor" and "Lessee," as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Lessor or Lessee, the obligations hereunder imposed upon Lessor or Lessee shall be joint and several. If the Lessees are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property.

     G. The word "rent" as used herein, shall include minimum monthly rent, prepaid rent, percentage rent, if any, adjustments to rent, security deposit, real property taxes and assessments, common area charges, operating costs and any other similar charges payable by Lessee to Lessor.

     H. Time is of the essence of this lease and each and every provision hereof. All the terms, covenants, and conditions contained in this lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

     I. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any proceeding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term or condition or otherwise expressly agreed to by Lessor in writing.

     J. Except as limited elsewhere in this lease, wherever in this lease Lessor or Lessee is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have other remedies as are reserved to it under this lease, but in no event shall Lessor or Lessee be responsible in monetary damages for failure to give consent unless said consent is withheld maliciously or in bad faith.

     K. If Lessee is a corporation, each individual executing this lease on behalf of said corporation represents and warrants that he/she is duly authorized to execute and deliver this lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation, Lessee shall, within thirty (30) days after execution of this lease, deliver to Lessor a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this lease.

     L. All reference to the lease term shall include any extensions of such term.

 36. Rights Reserved to Lessor: Lessor shall have the following rights exercisable without notice, unless otherwise herein provided, and without liability to Lessor for damage or injury to property, person or business (all claims for damage being hereby released), and without effecting an eviction or disturbance of Lessee's use or possession or giving rise to any claim for setoffs, or abatement of rent:

     A. Lessor shall have the right to relocate the leased premises to another part of the Office Complex in which the leased premises are located in accordance with the following:

          (i) The new premises shall be substantially the same in size, dimensions, configuration, decor and nature as the leased premises described in this lease and shall be placed in that condition by Lessor at its cost.

          (ii) The physical relocation of the premises shall be accomplished by Lessor at its cost.

          (iii) Lessor shall give Lessee at least thirty (30) days notice of Lessor's intention to relocate the leased premises.

          (iv) The physical relocation of the leased premises shall take place during evenings, weekends, or otherwise so as to incur the least inconvenience to Lessee.

          (v) All reasonable costs incurred by Lessee as a result of the relocation shall be paid by Lessor.

          (vi) If the relocated premises are smaller than the leased premises as they existed before the relocation, rent shall be reduced to a sum computed by multiplying the rent specified in Paragraphs 5 and 6 hereof by a fraction, the numerator of which shall be the total number of net rentable square feet in the relocated premises, and the denominator of which shall be the total number of not rentable square feet in the leased premises before relocation.

          (vii) The parties immediately shall execute an amendment to this lease stating the relocation of the leased premises and the reduction of rent, if any.

          (viii) Should Lessee refuse to permit Lessor to relocate Lessee to such new premises at the end of the said thirty (30) day period, such refusal shall constitute a default by Lessee pursuant to paragraph 23A (iii) of this lease.

     B. To change the name or street address of the Building in which the leased premises are located.

     C. To install and maintain signs on the exterior and interior of the Building in which the leased premises are located.

     D. To designate all sources furnishing sign paining and lettering, ice, mineral or drinking water, beverages, foods, towels, vending machines or toilet supplies used or consumed on the leased premises.

     E.   To have pass keys to the leased premises.

     F. To decorate, remodel, repair, alter or otherwise prepare the leased premises for occupancy during the last six months of the term hereof, if during or prior to such time Lessee vacates the leased premises, or at any time after Lessee abandons the leased premises.

     G. To enter the leased premises at reasonable hours to make inspections, or to exhibit the leased premises to prospective tenants, purchasers or others, or for other reasonable purposes.

     H. To approve the weight, size and location of sales, computers, and other heavy articles in and about the leased premises and the Building and to require all such items and other office furniture and equipment to be moved in and out of the Building and leased premises only at such times and in such manner as Lessor shall direct and in all events at Lessee's sole risk and responsibility.

     I. At any time or times, to decorate and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the leased premises, the Building or part thereof, and to perform any acts related to the safety, protection or preservation thereof, and during such operations to take into and through the leased premises or any part of the Building all material and equipment required to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, provided that Lessor shall cause as little inconvenience or annoyance to Lessee as is reasonably necessary in the circumstances. Lessor may do any such work during ordinary business hours and Lessee shall pay Lessor for overtime and for any other expenses incurred if such work is done during other hours at Lessee's request.

     J. To do or permit to be done any work in or about the leased premises or the Building or any adjacent or nearby building, land, street or alley.

     K. To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Lessee from the use expressly permitted by Paragraph 14 of this lease.

37. Lessee's phone service will be provided through Bayshore Corporate Center under the below General Terms and Conditions. The attached cost sheet details basic monthly charges and installation costs.

The attached Letter of Agency is to be signed, attached to Lessee's letterhead and returned with this lease.

The attached Service Authorization form is to be filled out and returned with the Lease.

                            GENERAL TERMS AND CONDITIONS

A. SUBSCRIBER RESPONSIBILITY: Subscriber assumes the responsibility for all usage of the service, for all fees, charges, and taxes thereof, and for all the use and security of subscriber's services rendered prior to notification of misuse of authorization codes.

B. PAYMENT TERMS: Subscriber agrees to remit payment for all services provided, including taxes as applicable, upon receipt of invoice. Bayshore Corporate Center reserves the right to interrupt service to subscriber for late payments of fees, charges, and taxes. Should subscriber fail to pay its bills in a timely manner as required by this agreement, Bayshore Corporate Center has the right to terminate subscriber's use of their service on two (2) days written notice. Subscriber also agrees to reimburse Bayshore Corporate Center for all reasonable expenses including reasonable attorneys' fees for expenses to Bayshore Corporate Center in the collection of past due balances.

C.   MISCELLANEOUS:

     1. In no event shall Bayshore Corporate Center be liable for any special, consequential, punitive or incidental damages, including loss of use, profit, revenue or goodwill. Bayshore Corporate Center shall not be liable for any failure of performance due to causes and/or circumstances beyond its control, nor shall Bayshore Corporate Center be liable for any act or omission for any other company furnishing any portion of service to subscriber, any equipment supplied to subscriber (i.e. T1.5 channel banks, etc.) by Bayshore Corporate Center or any other supplier of equipment to subscriber (under warranty, service agreement, or otherwise), or any network service contracted by subscriber or Bayshore Corporate Center. Subscriber acknowledges and understand that the applicable AT&T/Netsafe tariff rates are subject to change.

     2. This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement for the terms thereof. The parties shall not be bound by any agent's or employee's representation, promise, or inducement not set forth in this agreement.

     3. Except as set forth in clause 2, this agreement shall remain in effect until revoked in writing on ten (10) days notice.

     4. This agreement is not effective until it is approved and signed by Bayshore Corporate Center and shall be governed and controlled by the laws of the State of California.

     5. Should any provision of this agreement be found to be void or unenforceable, it shall not affect the viability or enforceability of the other provisions.

     6. This agreement shall be binding on, and, inure to the benefits of the parties successors, assigns, heirs and beneficiaries.

Name:  John Danner       Date:  9/29/95      Signature: /s/ John Danner
       -----------            ---------                ----------------

                                         8A

38. The Bayshore Corporate Center has a plenum air return system and all phone and computer wiring must be plenum rated. All penetration of one-hour walls by phone and computer cables must be done per the one-hour fire code.

     Lessor recommends Lessee's phone and computer contractors contact the leasing office prior to installation, if there are any questions regarding what meets code for plenum-rated cabling and penetration of one-hour walls. Lessee is responsible for all installation costs for phones and computers.

39. HAZARDOUS MATERIALS: Lessee agrees not to bring any hazardous materials or premises unless approved in writing by Lessor.

40.  SQUARE FOOTAGE:  The space consists of 2,621 square feet.

41. RENTAL RATE AND TERM: The term for the above-mentioned space shall be from October 15, 1995 and shall continue on a month to month basis. Base rent shall be $1.45 per square foot, full service, per month for 2,621 square feet for a total monthly rent of $3,800.45 and will be due on the first of the month.

Rent for the month of November 1995 shall be 1/2 of $1,900.23 to adjust the October 15, 1995 possession date.

42. EXPANSION: Upon not less than sixty (60) days prior written notice by Lessee, Lessor to provide Lessee expansion space. Lessor will pay 50% of total cabling costs which are estimated at $1,700.00 (50% = $850.00.) Lessor will pay for stationary, business cards and staff movers.

43.  TENANT IMPROVEMENTS:  Lessor will touch up paint and steam clean carpets.

44. EARLY OCCUPANCY: Lessee may occupy the suite upon completion of Tenant Improvements.

45. MOVE OUT: Lessee to give Lessor at least sixty (60) days written notice prior to vacating the leased premises.

Dated:  10/5/95               Lessor:  BAYSHORE CORPORATE CENTER, LCC
      --------------          By: /s/ Steve Kaufman
                                  -------------------------------
                              Steve Kaufman

Dated:  9/29/95               Lessee: NETVERTISER
      --------------          By:  /s/ John Danner
                                   ------------------------------
                              John Danner


                                         8B

                                RULES AND REGULATIONS

 1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building/Office Complex or the leased premises without the prior written consent of Lessor and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor.

     Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the leased premises; provided, however, that Lessor may furnish and install a Building standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cover or otherwise sunscreen any window.

 2. Lessor shall approve in writing, prior to installation, the method of attachment of any objects affixed to walls, ceilings, or doors.

 3. The bulletin board or directory of the Building/Office Complex will be provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other names therefrom.

 4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Lessee or used by Lessee for any purpose other than ingress to and egress from the leased premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Lessor shall be prejudicial to the safety, character, reputation and interests of the Building/Office Complex and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. No Lessee and no employees or invitees of any Lessee shall go upon the roof of the Building/Office Complex.

 5. Locks - No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Lessee, nor shall nay changes be made in existing locks or the mechanisms thereof without the prior written consent of the Lessor. Lessee must, upon the termination of Lessee's tenancy, restore to Lessor all keys of storage, offices and toilet rooms either furnished to or otherwise procured by Lessee and in the event of the loss of any keys so furnished Lessee shall pay to Lessor the cost thereof or of changing the lock or locks opened by lost keys if Lessor deems it necessary to make a change.

 6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees, shall have caused it.

 7. Lessee shall not overload the floor of the leased premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the leased premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of the Lessor and as the Lessor may direct.

 8. No furniture, freight or equipment of any kind shall be brought into the Building/Office Complex without the consent of Lessor and all moving the same into or out of the Building/Office Complex shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building/Office Complex and also the times and manner of moving the same in and out of the Building/Office Complex. Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building/Office Complex by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee. There shall not be used in any space, or in the public halls of the Building/Office Complex, either by any Lessee or others, any hand trucks except those equipped with rubber tires and side guards.

 9. Janitorial Service - Lessee shall not employee any person or persons for the purpose of cleaning the leased premises without the consent of Lessor. Lessor shall be in nowise responsible to Lessee for any loss of property from the leased premises, however occurring, or for any damage done to the effects of Lessee by the Janitorial Service or any of Lessor's employees, or by any other person. Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming. Lessee shall not cause unnecessary labor by reason of Lessee's carelessness and indifference in the preservation of good order and cleanliness.

 10. Lessee shall not use, keep or permit to be used any food or noxious gas or substance in the leased premises, or permit or suffer the leased premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building/Office Complex by reason of noise, odors, and/or vibrations, or interfere in any way with other Lessees or those having business therein nor shall any animals or birds be brought in or kept in or about the leased premises or the Building/Office Complex. No Lessee shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or leased premises or those having business with them whether by the use of any musical instruments, radio, phonograph, unusual noise, or in any other way. No Lessee shall throw anything out of doors or down the passageways. No trash shall be put in the common areas before 5:00 p.m.

 11. The leased premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to use of the leased premises for general office purposes. No Lessee shall occupy or permit any portion of his leased premises to be occupied as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop. The leased premises shall not be used for lodging or sleeping or for any illegal purposes.

 12. Lessee shall not use or keep in the leased premises or the Building/Office Complex any kerosene, gasoline, or inflammable or combustible fluid or material.

 13. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the leased premises shall be subject to the approval of Lessor.

 14. Installation of Floor coverings - No Lessee shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the leased premises in any manner except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the leased premises, shall be subject to approval by Lessor. The expense of repairing any damage resulting from a violation of this rule shall be borne by Lessee by whom, or by whose agents, employees, or visitors, the damage shall have been caused.

 15. Carpet/Floor Protection - Lessee shall provide and use chair pads and carpet protectors at all desk and furniture locations.

 16. No furniture, packages, supplies, equipment or merchandise will be received in the Building/Office Complex or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Lessor.

 17. On Saturdays, Sundays and legal holidays and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building/Office Complex, or the halls, corridors, elevators or stairways in the Building/Office Complex, or to the leased premises may be refused unless the person seeking access is known to the person or employee of the Building/Office Complex in charge and has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building/Office Complex of any person, in case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves right to prevent access to the Building/Office Complex during the continuance of the same by closing the doors or otherwise, for the safety of the Lessees and protection of property in the Building/Office Complex. The Lessor reserves the right to close and keep locked all entrance and exit doors of the Building/Office Complex on Saturdays, Sundays and legal holidays and other days between the hours of 7:00 p.m. and 7:00 a.m., and during such further hours as Lessor may deem advisable for the adequate protection of said Building/Office Complex and the property of its Lessees.

 18. All entrance doors in the leased premises shall be left locked when the leased premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the leased premises.

 19. Lessor reserves the right to exclude or expel from the Building/Office Complex any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building/Office Complex.

 20. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the Lessor, and no employee will admit any person (Lessee or otherwise) to any office without specific instructions from the Lessor.

 21. No vending machine or machines of any description shall be installed, maintained or operated upon the leased premises without the prior written consent of the Lessor.

 22. Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and the street address of the Building/Office Complex of which the leased premises are a part.

 23. Lessee agrees that it shall comply with all fire and security regulations that may be issued from time to time by Lessor and Lessee also shall provide Lessor with the name of a designated responsible employee to represent Lessee in all matters pertaining to such fire or security regulations.

 24. Lessor reserves the right by written notice to Lessee to rescind, alter or waive any rule or regulation at any time prescribed for the Building/Office Complex when, in the Lessor's judgment, it is necessary, desirable or proper for the best interest of the Building/Office Complex and its Lessees.

 25. Lessee shall not disturb, solicit or canvass any occupant of the Building/Office Complex and shall cooperate to prevent same.

 26. Without the prior written consent of Lessor, Lessee shall not use the name of the Building/Office Complex in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

 27. Lessor shall furnish reasonable amounts of heating and air conditioning during the hours of 7:00 a.m. to 5:00 p.m., Monday through Friday. In the event Lessee requires heating and air conditioning during off hours, Saturdays, Sundays or holidays, Lessor shall, on notice, provide such services at the rate of $25 per hour.

 28. Energy Conservation Measures - Lessee shall abide by all energy conservation measures employed by Lessor, including but not limited to requirements that lights be extinguished upon leaving the leased premises and that draperies be closed at times specified by Lessor. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor.

 29. Equipment Defects - Lessee shall give Lessor prompt notice of any accidents to or defects in the water pipes, gas pipes, electric lights and fixtures, heating apparatus, or any other service equipment.

 30. Parking - Cars are to park in properly marked spaces only. Under no circumstances are cars to (a) back in. (b) park in spaces reserved for other Lessees, (c) park in driveways, (d) park in front of entrances to the Building/Office Complex, (e) park in unmarked areas, (f) park in loading zones,
(g) park in two or more spaces or (h) park in areas reserved for the handicapped. Lessor shall have the right to cause improperly parked cars to be towed at the owner's expense.

TENANT:  Netvertiser
       -----------------------

SUITE #:  1670, Ste 314
        ----------------------



                                  LETTER OF AGENCY


This is to advise you that we have retained AT&T and ALD Communications, Inc.
(ALD) to act as our communications Agents.

Through this Agency Agreement we grant ALD and AT&T the privilege of obtaining duplicate copies of current and past telephone bills, copies of orders for all network services and to coordinate the connection of services. This includes arranging for disconnections or rearrangements of service as appropriate. All recurring and nonrecurring charges made by the Local Exchange Carrier Pacific Bell in providing the services, for service orders on our behalf, are to be paid by us directly and are not the responsibility of AT&T or ALD.

This does not preclude our ability to act on our own behalf when we deem it necessary.

This letter of Agency has been placed directly on our company letterhead in my presence.

/s/  John Danner
--------------------------------------------------------------------------------
Authorized Signature

President                                              9/29/95
--------------------------------------------------  ----------------------------
Title                                               Date

BAYSHORE CORPORATE CENTER

SAVINGS THROUGH PHONE
SERVICE ALTERNATIVES

Now Available to Bayshore Tenants Only!!
-Full Featured Voice Mail
-Conference Calling
-On-site Customer Service
-Guaranteed Savings on Comparable Local
and Long Distance Services!!

------------------------------------------------------------------

PRICING GUIDE FOR PBX SERVICE:

          PBX Service to a Digital Phone          $13.95 per month

          Voice Mail to a Digital Phone(1)        $ 9.95 per month

          Lease Option for a Digital Phone(2)     $ 9.95 per month

          PBX Service to an Analog Phone          $13.95 per month

          Voice Mail on a PBX Analog Phone        $15.00 per month


-------------------------------------------------------------------------------------------------------------------------------
     Services:                  NetSave             AT&T SDN          AT&T ProWats         MCI Prism          Sprint Dial-1
                              -Registered         -Registered         -Registered         -Registered         -Registered
                              Trademark-*         Trademark-*         Trademark-*         Trademark-*         Trademark-*
-------------------------------------------------------------------------------------------------------------------------------
Long Distance Services            "We guarantee savings!"
                              -------------------------------
  (cost per minute)
     Intrastate:                0.0975              0.11                0.15                0.14                0.14


     Interstate:
 (based as mileage)

        56-292                  0.1395              0.183               0.271               0.232               0.223

       293-430                  0.1395              0.183               0.288               0.268               0.233

       431-925                  0.1375              0.183               0.288               0.268               0.241

         926+                   0.1195              0.183               0.301               0.28                0.241

Alaska/Hawaii/Puerto Rico/VI    0.165               0.183               0.301               0.28                0.241
-------------------------------------------------------------------------------------------------------------------------------
     800 Service              NetSave 800         AT&T 800 Service    AT&T 800 Headline   AT&T Prism 800      Sprint Dial 800

     Intrastate:                0.0773              0.123               0.21                0.20                0.20

     Interstate:
 (based as mileage)

        56-292                  0.1395              0.167               0.256               0.2443              0.25

       293-430                  0.1395              0.167               0.274               0.2393              0.25

       431-295                  0.1395              0.167               0.274               0.2593              0.205

         926+                   0.1395              0.194               0.274               0.2591              0.205
-------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------
                                   Discount            ALD                 Pacific

     Service Area Usage                                Service Area        Average

                                                       Per Minute          Per Min
     ------------------------------------------------------------------------------
               $0-$49.99              0%               .08750              .097
     ------------------------------------------------------------------------------
           $50.00-$99.99             10%               .07875              .086
     ------------------------------------------------------------------------------
         $100.00-$149.99             20%               .07000              .073
     ------------------------------------------------------------------------------
       $150.00-$2,000.00             25%               .06563              .069
     ------------------------------------------------------------------------------
                 $2,000+             35%               .05687              .067
     ------------------------------------------------------------------------------


New Installation Costs:  Dial Tone (NEW LINE)  $50.00 per new line service.
                         Phone Jacks (WIRING)  $50.00 per jack / $35.00 for 6 or
                                               more.

-------------------------

         (1) Receive an additional 10% discount on orders of 10 or more phones.

         (2) This service is also eligible for a 10% discount on orders of 10 or more.

                        BAYSHORE CORPORATE CENTER


--------------------                              ------------------------------
Date                                              / / NEW    / / EXISTING
--------------------                                         -------------------
                                                             / / MOVE
                                                             -------------------

--------------------------------------------------------------------------------
Company
--------------------------------------------------------------------------------
Contact
--------------------------------------------------------------------------------
Building/Suite
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Telephone No.       Description         Telephone No.       Description
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: ALL OTHER LINES TO BE DELETED          PLEASE LIST 800 TERMINATION NUMBER
                                             UNDER DESCRIPTION


--------------------------------------------------------------------------------
     DESCRIPTION              QTY.           INSTALL             MONTHLY
--------------------------------------------------------------------------------
Analog Line                        50.                 13.95
--------------------------------------------------------------------------------
Digital Line                       50.                 13.95
--------------------------------------------------------------------------------
Digital Phone w/Display*           50.                 10.95
--------------------------------------------------------------------------------
Digital Phone wo/Display*          50.                 9.95
--------------------------------------------------------------------------------
16 button Digital Add-on                               9.95
--------------------------------------------------------------------------------
Voice Mail (w/Analog Phone)                            15.00
--------------------------------------------------------------------------------
Voice Mail (w/Digital Phone)                           9.95
--------------------------------------------------------------------------------
Voice Mail Paging Service                              3.50
--------------------------------------------------------------------------------
Auto Attendent**                                       15.00/9.95
--------------------------------------------------------------------------------
800 Directory Listing                                  15.00
--------------------------------------------------------------------------------
Number Retention                   50.                 7.00
--------------------------------------------------------------------------------
Phone/Network Wiring**             50./35.
--------------------------------------------------------------------------------
TOTAL
--------------------------------------------------------------------------------

*    10% DISCOUNT ON 10 OR MORE PHONES
** AUTO ATTENDENT $15.00 FIRST 3 OPTIONS (EXCLUDING DIAL BY EXTENSION OR DIAL BY NAME) AND $9.95 FOR EACH ADDITIONAL OPTION
*** PHONE AND NETWORK WIRING ARE CHARGED AT $50 FOR FIRST 6 JACKS, $35 FOR JACKS 7+

--------------------------------------------------------------------------------
Desired Install Date & Time
--------------------------------------------------------------------------------
Current Long Distance Center                           / / TERM CONT
--------------------------------------------------------------------------------
Existing Voice Mail Center
--------------------------------------------------------------------------------
Phone System/Model
--------------------------------------------------------------------------------
Alarm System in Suite
--------------------------------------------------------------------------------
After Hours Contact and Phone No.
--------------------------------------------------------------------------------
Yellow Page Directory Heading
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Remarks Comments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE ATTACH:  / / LETTER OF AGENCY   / / FLOOR PLAN   / / PHONE PROPOSAL
DOES USER HAVE: / / YELLOW PAGE ADVERTISING $_____/MTH / / PACBELL CALLING CARDS
          / / SPECIAL 800 NUMBER REQUIREMENTS
DESIRED LONG DISTANCE CARRIER:  / / AT&T SDN   / / ALD NETSAVE

--------------------------------------------------------------------------------
GENERAL TERMS AND CONDITIONS:
1. SUBSCRIBER RESPONSIBILITY. SUBSCRIBER ASSUMES THE RESPONSIBILITY OF ALL USAGE OF THE SERVICE, FOR ALL FEES, CHARGES, AND TAXES THEREOF, AND FOR ALL
THE USE AND SECURITY OF SUBSCRIBER'S ACCESS. SUBSCRIBER ACCEPTS LIABILITY OF SERVICES RENDERED PRIOR TO NOTIFICATION OF MISUSE OF SERVICE.
2. PAYMENT TERMS. SUBSCRIBER AGREES TO REMIT PAYMENTS OF ALL SERVICE(S) PROVIDED, INCLUDING TAXES AS APPLICABLE, UPON RECEIPT OF INVOICE. ALD COMMUNICATIONS, INC. ("ALD") RESERVES THE RIGHT TO INTERRUPT SERVICE TO SUBSCRIBER FOR LATE PAYMENTS OF FEES, CHARGES AND TAXES. SHOULD SUBSCRIBER
FAIL TO PAY ITS BILLS IN A TIMELY MANNER AS REQUIRED BY THIS AGREEMENT, ALD
HAS THE RIGHT TO TERMINATE SUBSCRIBER'S USE OF THEIR SERVICE ON TWO (2) DAYS WRITTEN NOTICE. SUBSCRIBER ALSO AGREES TO REIMBURSE ("ALD") FOR ALL
REASONABLE ATTORNEY'S FEES FOR EXPENSES TO ("ALD") IN THE COLLECTION OF PAST
DUE BALANCES.
3. MISCELLANEOUS: IN NO EVENT SHALL ALD BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES INCLUDING LOSS OF USE, PROFITS, REVENUE OR GOODWILL. ALD SHALL NOT BE LIABLE FOR ANY FAILURE OF PERFORMANCE
DUE TO CAUSES AND/OR CIRCUMSTANCES BEYOND ITS CONTROL, NOR SHALL ALD BE
LIABLE FOR ANY ACT OR OMISSION FOR ANY OTHER COMPANY FURNISHING ANY PORTION
OF SERVICE TO SUBSCRIBER, ANY EQUIPMENT SUPPLIED TO SUBSCRIBER BY ALD OR ANY OTHER SUPPLIER OF EQUIPMENT TO SUBSCRIBER (UNDER WARRANTY, SERVICE AGREEMENT
OR OTHERWISE), OR ANY NETWORK SERVICE CONTRACTED BY SUBSCRIBER OR ALD. SUBSCRIBER ACKNOWLEDGES AND UNDERSTANDS THAT THE APPLICABLE NETSAVE TARIFF
RATES ARE SUBJECT TO CHANGE. THIS AGREEMENT IS INTENDED BY THE PARTIES AS A FINAL EXPRESSION OF THEIR AGREEMENT AND AS A COMPLETE AND EXCLUSIVE STATEMENT FOR THE TERMS THEREOF. THE PARTIES SHALL NOT BE BOUND BY ANY AGENT'S OR EMPLOYEE'S REPRESENTATION, PROMISE, OR INDUCEMENT NOT SET FORTH IN THIS AGREEMENT. SHOULD ANY PROVISION OF THIS AGREEMENT BE FOUND TO BE VOID OR UNENFORCEABLE, IT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE
OTHER PROVISIONS.  THIS AGREEMENT SHALL BE BINDING ON, AND, INURE TO THE
BENEFIT OF THE PARTIES' SUCCESSORS, ASSIGNS, HEIRS AND BENEFICIARIES.
--------------------------------------------------------------------------------

SIGNATURE:                                        DATE:
          ---------------------------------------      -------------------------

                             THANK YOU FOR YOUR BUSINESS!

                              BAYSHORE CORPORATE CENTER

                                     [FLOOR PLAN]

RENTABLE SPACE 2,621 SQ. FT.

                                #1 Amendment to Lease
                                       Renewal

AMENDMENT, made this 25th day of June, 1996, between E.C. PROPERTIES, A California General Partnership, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and NETGRAVITY, having an office at 1700 So. Amphlett Blvd., Suite 350, San Mateo, California, 94402, "Lessee."

WHEREAS, BAYSHORE CORPORATE CENTER, and NETGRAVITY, entered into a Lease dated September 29, 1995 covering Suite 314 in the building 1670 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS E.C. PROPERTIES IS NOW BAYSHORE CORPORATE CENTER, LCC

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

SQUARE FOOTAGE: 1700 S. Amphlett Blvd., Suite 350 consists of 8,000 square feet.

RENTAL TERM: The term for the above mentioned space shall be from August 1, 1996 and shall continue on a month to month basis.

RATE: From August 1, 1996 the rent will be $1.65 per square foot, full service for 8,000 square feet for a total monthly rent of $13,200 due on the first of each month.

EXCESS ELECTRIC: Lessee to pay $1,500 per month for excess electric charges in addition to the base monthly rent of $13,200.00 for a total monthly payment of $14,700.00.

RENT ADJUSTMENT: There will be an annual rental increase of at least 5%. The rent may be adjusted upwards to reflect market conditions at any time upon 30 days prior written notice. The rental increase will occur no later than June 1997.

MOVE OUT: Lessee to give Lessor at least thirty (30) days written notice prior to vacating the leased premises. Lessor has the right to terminate the Lease with at least (30) days prior written notice.

OPERATING COSTS AND PROPERTY TAXES: As per the original Lease, Lessee will continue to be billed for Operating Costs and Property Taxes at a proportionate rate of 2.40%. The base year for Operating Costs shall be 1996. The base year for Property Taxes shall be 1996/97. (Paragraph 6A and 8B of Lease.)

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated September 29, 1995 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated:                        Lessor:  BAYSHORE CORPORATE CENTER, LCC
      -------------------
                              By:
                                   ----------------------------------------
                                   Steve Kaufman

Dated:  8/1/96                Lessee:  NETGRAVITY
      -------------------     By:  /s/ Ivan Fujihara
                                   ----------------------------------------
                                   Ivan Fujihara
                                   ----------------------------------------

                   #1 Amendment to Lease/Expansion and Relocation

AMENDMENT, made this 4th day of January, 1996, between BAYSHORE CORPORATE CENTER, LLC, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and NETVERTISER, having an office at 1670 So. Amphlett Blvd., Suite 314, San Mateo, California, 94402, "Lessee."

WHEREAS, BAYSHORE CORPORATE CENTER, LLC, and NETVERTISER, entered into a Lease dated September 29, 1995 covering Suite 314 in the building 1670 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

NAME CHANGE:  Netvertiser is now doing business as NetGravity.

RENTAL RATE AND TERM: The term for the above mentioned space shall be from February 1, 1996 to August 1, 1996. Base rent shall be $1.45 per square foot, full service, per month for 8,000 square feet for a monthly rent of $11,600 and will be due on the first of the month.

PRORATED RENT: Lessee to pay rent in the amount of $11,968.82 for the month of February 1996. ($11,600.00 per month divided by 30 days = $386.67 per day, move in date will be February 3, 1996. $386.67 X 25 days = $9,666.75 + $2,302.07 for
Tenant Improvements = $11,968.82.)

CONSUMER PRICE INDEX INCREASE: As per the original Lease, Lessee will continue to be billed for Consumer Price Index Increases. The anniversary month for increases is November. (Paragraph 6 of Lease.)

OPERATING COSTS AND PROPERTY TAXES: As per the original Lease, Lessee will continue to be billed for Operating Costs and Property Taxes at a proportionate rate of 2.40%. The base year for Operating Costs shall be 1996. The base year for Property Taxes shall be 1995/96. (Paragraph 6A and 8B of Lease.)

RELOCATION: Lessee will relocate from 1670 S. Amphlett Blvd., Suite 314 to 1700 S. Amphlett Blvd., Suite 350.

TENANT IMPROVEMENTS: Lessor will build to suite in accordance with the attached floor plan.
Lessor Pays: $925.00 for demising wall and door fills. Carpet cleaning, carpet patching and painting. New tile floor in new kitchen area.
Lessee Pays: All other construction costs at an estimated amount not to exceed $12,724.00. All electrical costs at an estimated amount not to exceed $2,100.00. All telephone, cabling and moving costs are the Lessee's sole responsibility.

PAYMENT OF TENANT IMPROVEMENTS: The Tenant Improvements marked on Exhibit "A" shall be paid by Lessee, net 30 days, as invoices are received by Lessee from Lessor or Lessor's contractors. The estimated cost is $14,824.00. A 10% down payment in the amount of $1,482.40 will be required upon signature of this amendment.

Lessor is using the above figures as a "not to exceed" estimate, if the cost of Tenant Improvements is less than the estimate listed above, the Tenant Improvements payment will be re-computed and the new amount due will be invoiced to the Lessee. Lessee will be provided all receipts upon completion of Tenant Improvements.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated September 29, 1995 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated:                        Lessor:  BAYSHORE CORPORATE CENTER, LLC
      -------------------
                              By:
                                   ----------------------------------------
                                   Steve Kaufman

Dated:  1/7/96                Lessee:  NETGRAVITY
      -------------------     By:  /s/ John Danner
                                   ----------------------------------------

                                   --------------------

Exhibit "A" Attached

                           BAYSHORE CORPORATE CENTER BCC

                                       [MAP]

5,000 Square Feet

                                #2 Amendment to Lease
                                Expansion and Renewal
                                     Page 1 of 2

AMENDMENT, made this 22nd day of October, 1996, between E.C. PROPERTIES, A California General Partnership, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and NETGRAVITY, having an office at 1700 So. Amphlett Blvd., Suite 350, San Mateo, California, 94402, "Lessee."

WHEREAS, BAYSHORE CORPORATE CENTER, and NETGRAVITY, entered into a Lease dated September 29, 1995 covering Suite 314 in the building 1670 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS E.C. PROPERTIES IS NOW CORNERSTONE PROPERTIES I, LLC

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

SQUARE FOOTAGE: Current square footage is 8,000 square feet. Expansion square footage into suite #222 in building 1700 is 987 square feet. The total leased square footage shall be 8,987 square feet starting November 1, 1996.

LEASE TERM: The term for the above mentioned space shall be from October 1, 1996 and shall continue on a monthly basis. MOVE OUT: Lessee to give Lessor at least sixty (60) days written notice prior to vacating the leased premises. Lessor has the right at any time to terminate the Lease with at least sixty (60) days prior written notice.

RENT ADJUSTMENT: There will be an annual rental increase of at least 5%. The next scheduled rent adjustment date shall be March 1997. However, the rent may be adjusted upwards at any time to the current market rental rate upon not less than thirty (30) days prior written notice.

RENT: From October 1, 1996 to October 31, 1996, the rent will be $1.75 per square foot, full service, per month for 8,000 square feet for a total monthly rent of $14,000.00 due on the first of each month.

EXCESS ELECTRIC: From October 1, 1996 to October 31, 1996, Lessee to pay $1,500.00 per month for excess electric charges in addition to the base monthly rent of $14,000.00 for a total monthly payment of $15,500.00.

RENT: From November 1, 1996 and continuing monthly, the rent will be $1.75 per square foot, full service, per month for 8,987 square feet for a total monthly rent of $15,727.25 due on the first of each month.

EXCESS ELECTRIC: From November 1, 1996 and continuing monthly, Lessee to pay $1,500.00 per month for excess electric charges in addition to the base monthly rent of $15,727.25 for a total monthly payment of $17,227.25.

OPERATING COSTS AND PROPERTY TAXES: Lessee will be billed for Operating Costs and Property Taxes at a proportionate rate of 2.71%. The base year for Operating Costs shall be 1996. The base year for Property Taxes shall be 1996/97.

SECURITY DEPOSIT: On December 1, 1996, Lessee shall increase the security deposit from $3,800.45 to $15,727.25, an increase in the amount of $11,926.80.

TENANT IMPROVEMENTS: Costs paid by Lessor: Steam clean carpets, touch-up paint and construct doorway. Costs paid by Lessee: Tenant Improvements as marked on Exhibit "A" and listed on Exhibit "B." The estimated cost is $5,656.62 which includes the 15% administrative charge. Cost of reconfiguring the space back to original or a similar configuration.

                                #2 Amendment to Lease
                                Expansion and Renewal
                                     Page 2 of 2

DEFERRED TENANT IMPROVEMENT COSTS: Upon Lessee vacating the above mentioned space or by June 30, 1997, Lessee shall pay to Lessor $1,897.50 for the expense Lessor will incur to reconfigure the expansion space back to the original or a similar configuration. This $1,897.50 includes the 15% administrative charge.

ADMINISTRATIVE CHARGE: Lessee to pay a 15% administrative charge based on the final expansion and tenant improvement costs. Administrative charges are to be paid with the invoice for expansion and tenant improvement costs within 15 days from receipt of the invoice.

TENANT IMPROVEMENT PAYMENT: All charges for Tenant Improvements will be due within 15 days of receipt of invoice. Lessee will be provided receipts for all charges incurred and will be invoiced for the actual costs.

RELEASE: THIS AMENDMENT IS ONLY IN EFFECT UNTIL SUCH TIME AS NETGRAVITY IS RELEASED FROM THE LIABILITY OF THE LEASE WITH CORNERSTONE PROPERTIES AT 2121 SOUTH EL CAMINO REAL. UPON SUCH TIME OF RELEASE, A NEW AMENDMENT WILL BE PREPARED FOR THIS SPACE FOR A TERM OF NINE (9) MONTHS STARTING OCTOBER 1, 1996 UNTIL JUNE 30, 1997 AT THE RATE OF $1.75 PER SQUARE FOOT, FULL SERVICE, PER MONTH. THERE WILL BE NO OTHER RENTAL RATE INCREASES DURING THIS NINE (9) MONTH PERIOD.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated September 30, 1995 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated:  [illegible]           Lessor: CORNERSTONE PROPERTIES I, LLC
      -------------------
                              By:  /s/ Steve Kaufman
                                   ----------------------------------------
                                   Steve Kaufman


Dated:                        Lessee: NETGRAVITY
      -------------------     By: /s/ Ivan Fujihara
                                  -----------------------------------------

                                  ---------------------


Exhibit "A" Attached

                             BAYSHORE CORPORATE CENTER
                              COST ESTIMATE WORKSHEET
                              TENANT NAME:  NETGRAVITY
                                SUITE #NO. 1700/222

Construction:   $4,070.00
Demo, build out, install doors, ceiling repair, and door units complete hardware.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Electrical:  $750.00
To replace electrical outlets that will be remove in demo work.

--------------------------------------------------------------------------------

Carpet:  $98.80
Carpet patch

-----------------------------------------------------------------

-----------------------------------------------------------------

Paint:  $ Lessor pays

-----------------------------------------------------------------

-----------------------------------------------------------------

Free Rent: $ None

-----------------------------------------------------------------

-----------------------------------------------------------------

Other: $ None


-----------------------------------------------------------------

Subtotal $4,918.80 + 15% Admin. 737.82 = $5,656.62
$1,897.50 to reconfigure the space has been deferred to payment in June 1997.


NOTES:
1.  Administration fee of 15% will be added to all charges.

                              BAYSHORE CORPORATE CENTER

                                     [FLOOR PLAN]

                             RENTABLE SPACE:  987 SQ. FT.

                                     [FLOOR PLAN]

                                     [FLOOR PLAN]

                              BAYSHORE CORPORATE CENTER

                                     [FLOOR PLAN]

5,000 Square Feet

                                #3 Amendment to Lease
                               Extension and Expansion
                                     Page 1 of 2

AMENDMENT, made this 30th day of May, 1997, between E.C. PROPERTIES, A California General Partnership, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and NETGRAVITY, having an office at 1700 So. Amphlett Blvd., Suite 350, San Mateo, California, 94402, "Lessee."

WHEREAS, BAYSHORE CORPORATE CENTER, and NETGRAVITY, entered into a Lease dated September 29, 1995 covering Suite 314 in the building 1670 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS E.C. PROPERTIES IS NOW BAYSHORE CORPORATE CENTER, LLC

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

SQUARE FOOTAGE: Lessee currently occupies 8,987 square feet consisting of suites 1700 S. Amphlett Blvd., Suite 350 (8,000 SF) and 1700 S. Amphlett Blvd., Suite 222 (987 SF).
Effective 4/15/97, Lessee will lease an additional 2,209 square feet. See Exhibit "A", 1660 S. Amphlett Blvd., Suite 205 (2,209 San Francisco).
From 4/15/97 to 8/14/97 the total leased square footage shall be 11,196 square feet.
Effective 8/15/97, Lessee will lease an additional 3,948 square feet. See Exhibit "B", 1700 S. Amphlett Blvd., Suite 221.
Effective 8/15/97, Lessee will release the space at 1660 S. Amphlett Blvd., Suite 205 consisting of 2,209 square feet.
From 8/15/97 to 5/31/98 the total lease square footage shall be 12,935 square feet.

LEASE TERM: The term of the above mentioned space shall be from April 15, 1997 to May 31, 1998.

RENT: From April 15, 1997 to August 14, 1997 the rent will be $2.05 per square foot, full service, per month for 11,196 square feet for a monthly rent of $22,951.80 due on the first of each month.

EXCESS ELECTRIC: FROM APRIL 15, 1997 TO AUGUST 14, 1997, in addition to the base monthly rent, Lessee shall pay $2,239.00 per month for excess electric for a total monthly rent of $25,190.80 due on the first of each month.

RENT: From August 15, 1997 to May 31, 1998 the rent will be $2.05 per square foot, full service per month for 12,935 square feet for a monthly rent of $26,516.75 due on the first of each month.

EXCESS ELECTRIC: FROM AUGUST 15, 1997 TO MAY 31, 1998, in addition to the base monthly rent, Lessee shall pay $2,587.00 per month for excess electric for a total monthly rent of $29,103.75 due on the first of each month.

EXCESS ELECTRIC: Lessee to pay .20 cents per square foot, per month for excess electric charges.

SECURITY DEPOSIT: Upon execution of this amendment, Lessee shall increase the security deposit from $20,290.40 to $29.103.75. An increase in the amount of $8,813.35.

OPERATING COSTS AND PROPERTY TAXES: From 4/15/97 to 8/14/97, Lessee will be billed for Operating Costs and Property Taxes at a proportionate rate of 3.72%. The base year for Operating Costs shall be 1996. The base year for Property Taxes will be 1996/97.

                               #3 Amendment to Lease
                              Extension and Expansion
                                    Page 2 of 2

OPERATING COSTS AND PROPERTY TAXES: From 8/15/97 to 5/31/98, Lessee will be billed for Operating Costs and Property Taxes at a proportionate rate of 3.90%. the base year for Operating Costs shall be 1996. The base year for Property Taxes shall be 1996/97.

TENANT IMPROVEMENTS: Lessor Pays: Steam clean carpets and paint in suites 1660/205, 1660/250 & 1700/221. Lessee Pays: Any other tenant improvement costs in suites 1660/205, 1660/250 & 1700/221. Lessee to pay a 15% administrative charge based on the final tenant improvement costs. Lessee shall have the option to amortize the tenant improvements over the term of the lease at a rate of 12% per year or costs are to be paid within 15 days from invoice.

MOVING/RELOCATION COSTS: Lessee Pays: All costs associated with the move and relocation.

EARLY OCCUPANCY: Lessee may have occupancy of the suite upon completion of Tenant improvements.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated September 29, 1995 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated:  6/19/97                    Lessor: BAYSHORE CORPORATE CENTER, LLC
      -------------------
                                   By: /s/ Steve Kaufman
                                      -------------------------------------
                                        Steve Kaufman

Dated:                             Lessee: NETGRAVITY
      -------------------
                                   By:  /s/ Stephen E. Recht
                                      -------------------------------------
                                        Stephen E. Recht
                                        Vice President
Exhibit "A", "B" and "C" Attached       Finance & Administration
                                        Chief Financial Officer

                              BAYSHORE CORPORATE CENTER
               1700 S. Amphlett Blvd. 2 nd floor, SAN MATEO, CA  94402

                                     [FLOOR PLAN]

                              BAYSHORE CORPORATE CENTER

                                     [FLOOR PLAN]
5,000 Square Feet
                                       Lessee approves the Tenant Improvements
                                       as shown on this floor plan. Any changes will be at Lessee's cost.

                                       /s/ John Danner
                                       ----------------------------------------

                              BAYSHORE CORPORATE CENTER

                                     [FLOOR PLAN]


RENTABLE SPACE 2,209 SQ. FT.

                              BAYSHORE CORPORATE CENTER

                                     [FLOOR PLAN]

3,9848 Square Feet